LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 1, 2011

TO SUMMARY PROSPECTUS DATED NOVEMBER 30, 2010 OF

LEGG MASON WESTERN ASSET MUNICIPAL HIGH INCOME FUND

The last two sentences of the legend on the cover of the fund’s Summary Prospectus are deleted and replaced with the following:

You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated November 30, 2010, as supplemented on March 1, 2011, April 15, 2011 and June 1, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated November 30, 2010, as supplemented on March 1, 2011 and April 15, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

The following is added as the last line item to the “Shareholder fees” table for each applicable share class in the “Fees and expenses of the fund” section of the fund’s Summary Prospectus:

Small Account Fee*	$15.00

*	Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

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